Exhibit 99.1

athenahealth Completes Acquisition of MedicalMessaging.net Assets

WATERTOWN, Mass.--(BUSINESS WIRE)--athenahealth, Inc. (NASDAQ: ATHN), a leading provider of internet-based business services for physician practices, today announced that on September 5th the Company completed its acquisition of the assets of Crest Line Technologies, LLC (d.b.a. MedicalMessaging.net). As originally announced on August 4th, consideration for the acquisition was $7.7 million in cash, a portion of which will be paid over time based on the achievement of certain milestones.

“We are extremely pleased to have completed the purchase of the MedicalMessaging.net business, since we have already begun to see the tremendous value that its patient communication services brings to our medical practice clients,” said Jonathan Bush, Chairman and CEO of athenahealth. “Having begun the process of integrating the MedicalMessaging.net services into the athenahealth network, we feel this combined service offering will allow us to deliver value to medical groups in ways that are currently unavailable in the market.”

Like athenahealth’s electronic medical record (EMR), practice management and billing services, the MedicalMessaging.net services are on-demand, are centrally-hosted and enable automated and live call or e-mail communication services between patients and physician practices. Running off a web-based patient portal platform, these services allow physician practices to better communicate with patients regarding appointment reminders, test results, drug recalls, collections, prescription refills and other compliance driven initiatives. Designed as a service rather than as software functionality, the MedicalMessaging.net services augment medical practices' patient communications to improve practice revenue as well as patient care, satisfaction and compliance.

About athenahealth

athenahealth is a leading provider of internet-based business services for physician practices. The Company’s service offerings are based on proprietary web-native practice management and electronic medical record (EMR) software, a continuously updated payer knowledge-base and integrated back-office service operations. For more information visit www.athenahealth.com or call (888) 652-8200.

Forward-Looking Statements

This press release contains forward-looking statements which are made pursuant to the safe harbor provisions of Private Securities Litigation Reform Act of 1995, including statements regarding expectations related to the acquisition of MedicalMessaging.net and the roll-out of new service offerings. The forward-looking statements in this release do not constitute guarantees of future performance. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: the highly competitive industry in which we operate and the relative immaturity of the market for our service offerings; the risk that our services offerings will not operate in the manner that we expect, including interruptions in service or errors or omissions that may occur in our rules engine and databases; the evolving and complex government regulatory compliance environment in which we and our clients operate; and our ability to integrate acquired assets and technologies which could disrupt our business. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. athenahealth, Inc. undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise. For additional disclosure regarding these and other risks faced by athenahealth, Inc., see the disclosure contained in our public filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended December 31, 2007 under the heading Part I, Item IA “Risk Factors”, available on its investor relations website at http://www.athenahealth.com and on the SEC's website at http://www.sec.gov.

CONTACT:
(Media)
athenahealth, Inc.
John Hallock, 617-402-1428
Director, Corporate Communications
media@athenahealth.com
or
(Investors)
athenahealth, Inc.
Carl Byers, 617-402-1113
Chief Financial Officer
investorrelations@athenahealth.com